EXHIBIT 32.01



                    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                  AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report on Form 10-Q of Swank, Inc. (the "Company") for the fiscal quarter ended March 31, 2006 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 12, 2006                 /s/ John Tulin
                                     -------------------------------------------
                                     John Tulin, President
                                     (Chief Executive Officer)



Dated:  May 12, 2006                 /s/ Jerold R. Kassner
                                     -------------------------------------------
                                     Jerold R. Kassner, Senior Vice President
                                     and Treasurer
                                     (Chief Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Swank, Inc. and will be retained by Swank, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.